Summary Prospectus April 1, 2013
Loomis Sayles Senior Floating Rate and Fixed Income Fund Ticker Symbol: Class A (LSFAX), Class C (LSFCX) and Class Y (LSFYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at ngam.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ngam.natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated April 1, 2013 are incorporated by reference into this Summary Prospectus.

Investment Goal The Fund seeks to provide a high level of current income. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 45 of the Prospectus and on page 103 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%	None
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.63%	0.66%	0.77%
Total annual fund operating expenses	1.48%	2.26%	1.37%
Fee waiver and/or expense reimbursement[1]	0.38%	0.41%	0.52%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%	1.85%	0.85%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.10%, 1.85% and 0.85% of the Fund’s average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.10%, 1.85% and 0.85% of the Fund’s average daily net assets for Class A, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$458	$766	$1,095	$2,025
Class C	$288	$667	$1,173	$2,563
Class Y	$87	$383	$700	$1,601

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$188	$667	$1,173	$2,563
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a combination of adjustable floating rate loans and other floating rate debt instruments issued by U.S. and non-U.S. corporations or other business entities and fixed-income securities, including derivatives that reference the returns of these instruments. Under normal market conditions, the Fund will invest at least 65% of its net assets (plus any borrowings made for investment purposes) in floating rate loans that either hold a senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens with other senior debt) that the Adviser believes justify treatment as senior debt (“Senior Loans”). The Fund may invest in Senior Loans directly as an original lender or by assignment from a lender, or it may invest indirectly through participation agreements, interests in collateralized loan obligations (CLOs) and derivatives that reference such instruments. Derivatives that reference the returns of Senior Loans may pay returns at fixed rather than variable rates. The Fund’s investments may also include, but are not limited to, subordinated loans, below investment-grade corporate bonds and investment-grade fixed-income debt securities. The fixed-income securities in which the Fund may invest include preferred stocks. The Fund may invest in pay-in-kind (PIK) securities and zero-coupon securities. The Fund may receive debt, equity or other securities or instruments as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan or as part of a package of securities acquired with a loan. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its net assets (plus any borrowings made for investment purposes) in securities of other non-U.S. issuers, including up to 10% of its net assets (plus any borrowings made for investment purposes) in emerging market securities. Floating rate loans are debt obligations that have interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate, such as the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks. Floating rate loans are generally unrated or rated less than investment grade and may be subject to restrictions on resale. The Fund may invest without limit in securities of any rating, including those that are in default. The Fund has no requirements as to the range of maturities of the debt instruments in which it can invest or as to the market capitalization of the issuers of those instruments. The Fund can borrow up to one-third of the Fund’s assets (including the amount borrowed) and use other techniques to purchase investments, to manage its cash flow or to redeem shares, a technique referred to as “leverage.” The Fund may also use derivative instruments, including, but not limited to, futures contracts, forward contracts, swaps (including, among others, credit default swaps, credit default swap indices, loan-only credit default swaps and loan-only credit default swap indices) and structured notes to try to increase the Fund’s leverage, to enhance income, to hedge against fluctuations in interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), convertible securities, exchange-traded funds (ETFs), and mortgage-related securities, including adjustable rate mortgage securities and collateralized mortgage obligations, asset-backed securities, and U.S. government securities (including its agencies, instrumentalities and sponsored entities). The Fund may also engage in currency-related transactions. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. When deciding which securities to buy and sell, the Adviser will consider credit quality and whether credit quality is improving or declining, as well as return potential, in the context of market and economic risks. In addition to security selection, the Adviser expects to use cycle evaluation in conjunction with sector rotation in an effort to enhance or offset cyclical influences.

2

The Fund is “non-diversified.” As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified. With the exception of the 80% test described above, the percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In addition, when calculating these exposures, the Fund may use the notional value or an adjusted notional value of a derivative to reflect what the Adviser believes to be the most accurate assessment of the Fund’s real economic exposure. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Below Investment-Grade Fixed-Income Securities Risk: The Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Borrowing and Leverage Risk: Borrowing and other investment techniques that utilize leverage will increase the Fund’s exposure to fluctuations in the prices of its assets and, therefore, the volatility of its share price. This magnifies the potential for gain and the risk of loss. Leverage may also cause the Fund to liquidate positions at unfavorable times or prices. The costs of leverage, such as interest on borrowed funds, will increase the Fund’s expenses. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a loan or fixed-income security, or the counterparty to a derivatives transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Senior Loans and other floating rate securities that are rated below investment-grade are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The value of loans made to such borrowers is likely to be more sensitive to adverse news about the borrower, markets or economy. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives such as futures contracts, forward contracts, structured notes and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts, swaps and other over-the-counter (“OTC”) traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, a number of broker-dealers and other financial institutions have recently experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low yield, potentially reducing the value of your investment. Senior Loans typically have adjustable interest rates. As a result, it is expected that the values of Senior Loans held by the Fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities; however, the interest rates paid

3

by these loans will generally decrease if interest rates fall. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. Senior Loans and other fixed-income securities are subject to the risk that borrowers pay off the debts sooner than expected, possibly requiring the Fund to re-invest in lower-yielding securities. The value of zero-coupon and PIK bonds may be more sensitive to fluctuations in interest rates than other fixed income securities. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies in which it invests in addition to its own expenses. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value (“NAV”). Senior Loan Risk: The risks associated with Senior Loans are similar to the risks of investing in below investment-grade securities. The Senior Loans in which the Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a Senior Loan could lose a substantial part of its value prior to default. Senior Loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of Senior Loans reset frequently, and thus Senior Loans are subject to interest rate risk. Senior Loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to investment grade bonds. With limited exceptions, the Adviser will take steps intended to ensure that it does not receive material non-public information about the issuers of Senior Loans who also issue publicly traded securities, and therefore the Adviser may have less information than other investors about certain of the Senior Loans in which it seeks to invest. Investing in senior loan participations exposes the Fund to the credit of the counterparty issuing the participation in addition to the credit of the ultimate borrower.

4

Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance in the first full year and by showing how the Fund’s average annual returns for the one-year and life-of-Fund periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The bar chart does not reflect any sales charges that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A
Highest Quarterly Return: First Quarter 2012, 5.05%
Lowest Quarterly Return: Second Quarter 2012, 1.47%

Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Life of Fund (9/30/11)
Loomis Sayles Senior Floating Rate and Fixed Income Fund Class A – Return Before Taxes	7.96%	9.67%
Return After Taxes on Distributions	5.36%	7.05%
Return After Taxes on Distributions & Sale of Fund Shares	5.11%	6.69%
Class C – Return Before Taxes	10.05%	12.00%
Class Y – Return Before Taxes	12.04%	13.09%
S&P/LSTA Leveraged Loan Index	9.66%	10.15%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management Investment Adviser Loomis, Sayles & Company, L.P. Portfolio Managers Kevin J. Perry, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2011.
 John R. Bell, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2011.

5

Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the “Distributor”). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement. Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
ULSFR77-0413

6

Intentionally Left Blank

Intentionally Left Blank